UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 23, 2011

Amarantus BioSciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148922	26-0690857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Almanor Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 737-2734

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective October 23, 2011, Martin D. Cleary resigned from his position as President and Chief Executive Officer. There was no known disagreement with Mr. Cleary on any matter relating to our operations, policies, or practices. Mr. Cleary will continue to serve as a director and the Chairman of our Board of Directors. On October 23, 2011, our Board of Directors appointed our current Chief Operating Officer, Gerald Commissiong, to serve as our new President and Chief Executive Officer.

Mr. Commissiong has served as the Chief Operating Officer and a Director of Amanrantus since April of 2011. Mr. Commissiong was the co-founder and original President and CEO of Amarantus, which was formerly known as CNS Protein Therapeutics, Inc. Mr. Commissiong has been critical to the development of Amarantus since its founding in 2008. He was instrumental in sourcing the seed funding for the company in 2008, assisted in developing a strategic corporate development pathway that involved the recruitment of relevant expertise, identification of appropriate development strategy, liaising with expertise to define development pathway, creation of a technological mitigation strategy and the identification of appropriate funding partners with a strategic interest in the Company’s technology. Mr. Commissiong also recruited senior executives to the Board of Directors to guide the company’s growth and generated its official marketing materials, including investor brochures, corporate handouts, email newsletters and other materials necessary to raise awareness of the company. Prior to co-founding Amarantus, Mr. Commissiong played professional football for the Calgary Stampeders of the Canadian Football League. Mr. Commissiong holds a B.S. degree in Management Science and Engineering with a focus Financial Decisions from Stanford University.

Mr. Commissiong will continue to accrue his current monthly salary of $6,000 following his appointment as President and CEO.

On October 17, 2011, Arnold T. Grisham resigned from our board of directors. Mr. Grisham’s resignation was formally accepted by the Board of Directors on October 23, 2011. There was no known disagreement with Mr. Grisham on any matter relating to our operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2011	Amarantus BioSciences, Inc.

By: /s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer